UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Park Granada, Calabasas, California 91302
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 225-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

     On April 26, 2005, Countrywide Financial Corporation (the “Company”) posted on the Investor Relations section of its website, www.countrywide.com, updated unaudited financial statement schedules. Specifically, the financial statement schedules for the quarters ended September 30, 2003, June 30, 2003, each of the quarters ended 2004 and the year ended December 31, 2004 (collectively, the “Scheduled Periods”) have been updated to reflect the restatement of the Company’s financial statements, which was described in the Company’s Form 8-K/A furnished to the Securities and Exchange Commission on March 14, 2005 and in its press release issued on February 22, 2005 (which was attached as an exhibit to the Company’s Form 8-K furnished to the Securities and Exchange Commission on February 24, 2005). The updated portions of the financial statement schedules, which are attached as Exhibit 99.1, replace the portions of the schedules for the Scheduled Periods that were previously posted on the Company’s website.

     The information furnished pursuant to this Item and the exhibits attached hereto shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall any of it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Updated financial information included in the financial statement schedules for the quarters ended September 30, 2003, June 30, 2003, for each of the quarters ended 2004 and the year ended December 31, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2005	COUNTRYWIDE FINANCIAL CORPORATION
	By:	/s/ ANNE D. McCALLION
		Name:	Anne D. McCallion
		Title:	Senior Managing Director, Chief of Financial Operations and Planning

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EXHIBIT INDEX

Exhibit
No.

99.1	Updated financial statement schedules for the quarters ended September 30, 2003, June 30, 2003, each of the quarters ended 2004 and the year ended December 31, 2004.

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